UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)

                                 April 23, 2007

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                                   DEVRY INC.
             (Exact name of registrant as specified in its charter)

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        Delaware                     1-13988                   36-3150143
(State of incorporation)     (Commission File Number)        (IRS Employer
                                                           Identification No.)

       One Tower Lane, Suite 1000
       Oakbrook Terrace, Illinois                        60181
(Address of principal executive offices)               (Zip Code)

                                 (630) 571-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01    Other Events.

On April 23, 2007, the Company announced that it had joined a number of other colleges and universities across the country in adopting a new College Code of Conduct established by the New York Attorney General's Office to ensure best practices in student lending. Additionally, the Illinois Attorney General's Office has joined with the New York Attorney General's Office in recognizing DeVry University's adoption of the Code of Conduct.


Forward Looking Statements

         Certain information in this Form 8-K and the related press release may be deemed to contain forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Words such as "expect," "anticipate," "believe," "estimate," "intend," "plan," and similar expressions also identify forward-looking statements.
         Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the Company's actual results to differ materially from those in the forward-looking statements including, without limitation, the risk that subsequent unanticipated events, including unanticipated costs, may occur in connection with the Company's adoption of the new College Code of Conduct. Additional information regarding potential risks, uncertainties and other factors that could cause results to differ are described more fully in Item 1A "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2006. Readers should also consult the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2006.
         These forward-looking statements are based on information as of April 23, 2007, and the Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.



Item 9.01    Financial Statements and Exhibits


99.1  Press Release dated April 23, 2007
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           DEVRY INC.
                           (Registrant)

Date: April 23, 2007        By:  /s/ Richard M. Gunst
                                 ---------------------------------------
                                 Richard M. Gunst
                                 Senior Vice President, Chief Financial Officer
                                 and Treasurer






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                                  EXHIBIT INDEX



Exhibit Number          Description
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99.1                    Press Release dated April 23, 2007